Exhibit 10.1
FIRST AMENDMENT
TO
COMMON STOCK PURCHASE WARRANT

To Purchase 135,000 Shares
 of Common Stock of

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

THIS FIRST AMENDMENT TO COMMON STOCK PURCHASE WARRANT (the “First Amendment”) is executed effective the 18th day of April 2011, between PERMA-FIX ENVIRONMENTAL SERVICES, INC., a Delaware corporation (the “Company”), and WILLIAM N. LAMPSON, an individual (the “Holder”), and amends that certain Common Stock Purchase Warrant, dated May 8, 2009, issued by the Company to the Holder for the purchase of up to 135,000 shares of the common stock, par value $.001, of the Company.  This First Amendment shall be subject to, and the capitalized terms used and not otherwise defined herein shall have the meanings set forth in, that certain Loan and Securities Purchase Agreement, dated May 8, 2009, between the Company, Holder, and Diehl Rettig, as amended by the First Amendment to Loan and Securities Purchase Agreement, dated of even date herewith, between the Company, the Holder, and Anne Rettig, the Personal Representative of the Estate of Diehl Rettig, Deceased  (the “Purchase Agreement”).

1.           Amendments.

1.1.
Termination Date.  In the preamble of the Warrant, the phrase “on or prior to the second anniversary of the date of this Warrant (the “Termination Date”)” is hereby amended and restated to read as follows:

“on or prior to May 8, 2012 (the “Termination Date”)”

1.2.	Incorporation. The last sentence of the preamble of the Warrant is hereby amended and restated to read as follows:

“This Warrant shall be subject to, and the capitalized terms used and not otherwise defined herein shall have the meanings set forth in, that certain Loan and Securities Purchase Agreement, dated May 8, 2009, between, the Company, the Holder and Diehl Rettig, as amended by the First Amendment to Loan and Securities Purchase Agreement, dated April 18th, 2011, between the Company, the Holder, and Anne Rettig, the Personal Representative of the Estate of Diehl Rettig, Deceased (the “Purchase Agreement).”

2.           Full Force and Effect.  Except to the extent amended hereby, all of the terms, covenants, and conditions contained in the Note will remain in full force and effect, unabated and uninterrupted.

[Signatures Appear on Next Page]

PERMA-FIX ENVIRONMENTAL SERVICES, INC.

By:	/s/Ben Naccarato
	Name:	Ben Naccarato
	Title:	CFO

(the “Company”)

/s/William Lampson
WILLIAM N. LAMPSON, an individual

(the “Holder”)